Second Quarter 2024 Supplemental Information July 24, 2024

This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Second Quarter 2024 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "Investors" section of our website, then clicking on "Investor Resources" and selecting "Email Alerts" to complete the email notification form. Our website, any alerts and social media channels are not incorporated into this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Important Notices 2

Portfolio Efficiency GAAP Key Statistics Income Statement Balance Sheet   For the quarters ended 6/30/2024 3/31/2024 GAAP net income (loss) per average common share (1) ($0.09) $0.85 Earnings available for distribution per average common share *(1) $0.68 $0.64 Annualized GAAP return (loss) on average equity (2) (0.31%) 16.29% Annualized EAD return on average equity* 13.36% 12.63% Book value per common share $19.25 $19.73 GAAP leverage at period-end (3) 7.1x 6.7x Economic leverage at period-end *(3) 5.8x 5.6x GAAP capital ratio at period-end (4) 12.0% 12.6% Economic capital ratio at period-end *(4) 14.2% 14.6% Securities $67,044,753 $66,500,689 Loans, net 2,548,228 2,717,823 Mortgage servicing rights 2,785,614 2,651,279 Assets transferred or pledged to securitization vehicles 17,946,812 15,614,750 Total investment portfolio $90,325,407 $87,484,541 Net interest margin (5) 0.24% (0.03%) Average yield on interest earning assets (6) 5.17% 4.88% Average GAAP cost of interest bearing liabilities (7) 5.43% 5.40% Net interest spread (0.26%) (0.52%) Net interest margin (excluding PAA) *(5) 1.58% 1.43% Average yield on interest earning assets (excluding PAA) *(6) 5.14% 4.87% Average economic cost of interest bearing liabilities *(7) 3.90% 3.78% Net interest spread (excluding PAA) * 1.24% 1.09% Operating expenses to earnings available for distribution * 11.90% 10.77% Annualized operating expenses as a % of average total assets 0.19% 0.17% Annualized operating expenses as a % of average total equity 1.58% 1.35% Unaudited, dollars in thousands except per share amounts 3 Financial Snapshot Non-GAAP Key Statistics ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

Portfolio-Related Data Portfolio Data   For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Agency mortgage-backed securities $64,390,905 $63,542,230 $66,308,788 $66,591,536 $67,764,264 Residential credit risk transfer securities 838,437 871,421 974,059 982,951 1,064,401 Non-agency mortgage-backed securities 1,702,859 1,933,910 2,108,274 2,063,861 2,008,106 Commercial mortgage-backed securities 112,552 153,128 222,444 222,382 365,690 Total securities $67,044,753 $66,500,689 $69,613,565 $69,860,730 $71,202,461 Residential mortgage loans $2,548,228 $2,717,823 $2,353,084 $1,793,140 $1,154,320 Total loans, net $2,548,228 $2,717,823 $2,353,084 $1,793,140 $1,154,320 Mortgage servicing rights $2,785,614 $2,651,279 $2,122,196 $2,234,813 $2,018,896 Residential mortgage loans transferred or pledged to securitization vehicles $17,946,812 $15,614,750 $13,307,622 $11,450,346 $11,318,419 Assets transferred or pledged to securitization vehicles $17,946,812 $15,614,750 $13,307,622 $11,450,346 $11,318,419 Total investment portfolio $90,325,407 $87,484,541 $87,396,467 $85,339,029 $85,694,096 Total assets $93,668,577 $91,483,546 $93,227,236 $89,648,423 $89,330,477 Period-end TBA contract and CMBX balances, implied market value $1,652,389 $1,133,305 ($573,602) $1,925,614 $3,627,716 Average TBA contract and CMBX balances, implied market value $1,002,459 $143,687 $816,835 $2,943,120 $6,305,144 Unaudited, dollars in thousands 4

___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Financing and Capital Data   For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Repurchase agreements $60,787,994 $58,975,232 $62,201,543 $64,693,821 $61,637,600 Other secured financing 600,000 600,000 500,000 500,000 500,000 Debt issued by securitization vehicles 15,831,915 13,690,967 11,600,338 9,983,847 9,789,282 Participations issued 1,144,821 1,161,323 1,103,835 788,442 492,307 U.S. Treasury securities sold, not yet purchased 1,974,602 2,077,404 2,132,751 — — Total debt $80,339,332 $76,504,926 $77,538,467 $75,966,110 $72,419,189 Total liabilities $82,405,673 $79,987,433 $81,882,145 $78,971,366 $77,443,132 Cumulative redeemable preferred stock $1,536,569 $1,536,569 $1,536,569 $1,536,569 $1,536,569 Common equity (1) 9,644,555 9,872,964 9,719,224 9,027,901 10,239,710 Total Annaly stockholders' equity 11,181,124 11,409,533 11,255,793 10,564,470 11,776,279 Non-controlling interests 81,780 86,580 89,298 112,587 111,066 Total equity $11,262,904 $11,496,113 $11,345,091 $10,677,057 $11,887,345 Weighted average days to maturity of repurchase agreements 36 43 44 52 44 Weighted average rate on repurchase agreements, for the quarter (2)(3) 5.53% 5.55% 5.56% 5.44% 5.15% Weighted average rate on repurchase agreements, at period-end (3) 5.59% 5.55% 5.70% 5.54% 5.29% GAAP leverage at period-end 7.1x 6.7x 6.8x 7.1x 6.1x Economic leverage at period-end * 5.8x 5.6x 5.7x 6.4x 5.8x GAAP capital ratio at period-end 12.0% 12.6% 12.2% 11.9% 13.3% Economic capital ratio at period-end * 14.2% 14.6% 14.0% 13.1% 14.3% Book value per common share $19.25 $19.73 $19.44 $18.25 $20.73 Total common shares outstanding 501,018 500,440 500,080 494,814 493,893 Hedge ratio (4) 98% 97% 106% 115% 105% Weighted average pay rate on interest rate swaps, at period-end 3.13% 3.20% 3.04% 2.61% 2.50% Weighted average receive rate on interest rate swaps, at period-end 5.30% 5.26% 5.31% 5.27% 5.05% Weighted average net rate on interest rate swaps, at period-end (2.17%) (2.06%) (2.27%) (2.66%) (2.55%) Unaudited, dollars in thousands except per share amounts Financing Data Key Capital and Hedging Metrics 5

___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands except per share amounts   For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Total interest income $1,177,325 $1,094,488 $990,352 $1,001,485 $921,494 Total interest expense 1,123,767 1,100,939 1,043,902 1,046,819 953,457 Net interest income $53,558 ($6,451) ($53,550) ($45,334) ($31,963) Total economic interest expense *(1) $806,470 $770,790 $664,525 $652,142 $528,164 Economic net interest income * $370,855 $323,698 $325,827 $349,343 $393,330 Total interest income (excluding PAA) * $1,170,019 $1,091,475 $1,009,500 $995,423 $909,571 Economic net interest income (excluding PAA) * $363,549 $320,685 $344,975 $343,281 $381,407 GAAP net income (loss) ($8,833) $465,174 ($391,232) ($569,084) $161,187 GAAP net income (loss) available (related) to common stockholders (2) ($46,641) $425,831 ($440,924) ($599,059) $131,267 GAAP net income (loss) per average common share (2) ($0.09) $0.85 ($0.88) ($1.21) $0.27 Earnings available for distribution * $377,139 $357,962 $375,430 $361,979 $389,475 Earnings available for distribution attributable to common stockholders *(2) $339,981 $320,901 $338,249 $325,125 $353,709 Earnings available for distribution per average common share *(2) $0.68 $0.64 $0.68 $0.66 $0.72 PAA cost (benefit) ($7,306) ($3,013) $19,148 ($6,062) ($11,923) Weighted average experienced CPR for the period 7.4% 6.0% 6.3% 7.3% 7.0% Weighted average projected long-term CPR at period-end 8.5% 8.9% 9.4% 7.1% 8.6% Income Statement Data Summary Income Statement 6

  For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Dividends declared per common share $0.65 $0.65 $0.65 $0.65 $0.65 Total common and preferred dividends declared (1) $364,899 $363,933 $363,758 $360,018 $358,214 Annualized GAAP return (loss) on average equity (2) (0.31%) 16.29% (14.21%) (20.18%) 5.42% Annualized GAAP return (loss) on average equity per unit of GAAP leverage (0.04%) 2.43% (2.09%) (2.84%) 0.89% Net interest margin 0.24% (0.03%) (0.25%) (0.20%) (0.15%) Average yield on interest earning assets 5.17% 4.88% 4.55% 4.49% 4.27% Average GAAP cost of interest bearing liabilities 5.43% 5.40% 5.37% 5.27% 5.00% Net interest spread (0.26%) (0.52%) (0.82%) (0.78%) (0.73%) Annualized EAD return on average equity * 13.36% 12.63% 13.76% 12.96% 13.22% Annualized EAD return on average equity per unit of economic leverage * 2.30% 2.26% 2.41% 2.03% 2.28% Net interest margin (excluding PAA) * 1.58% 1.43% 1.58% 1.48% 1.66% Average yield on interest earning assets (excluding PAA) * 5.14% 4.87% 4.64% 4.46% 4.22% Average economic cost of interest bearing liabilities * 3.90% 3.78% 3.42% 3.28% 2.77% Net interest spread (excluding PAA) * 1.24% 1.09% 1.22% 1.18% 1.45% Unaudited, dollars in thousands except per share amounts Key Earnings Metrics Key GAAP Earnings Metrics Key Non-GAAP Earnings Metrics 7 ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation.

  For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Interest income:   Agency Securities $790,779 $751,516 $697,299 $753,007 $686,912 Resi Credit Securities 50,895 55,996 57,815 57,229 56,477   Residential mortgage loans 301,820 252,016 212,440 181,965 162,202   Commercial investment portfolio 2,441 3,554 4,376 5,812 8,310   Reverse repurchase agreements 31,390 31,406 18,422 3,472 7,593 Total interest income $1,177,325 $1,094,488 $990,352 $1,001,485 $921,494 Economic interest expense:   Repurchase agreements $881,926 $897,598 $879,531 $917,997 $841,257   Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps (1) (317,297) (330,149) (379,377) (394,677) (425,293) U.S. Treasury securities sold, not yet purchased 21,273 22,073 11,497 — —   Debt issued by securitization vehicles 200,812 161,017 135,869 116,962 101,819   Participations issued 19,756 20,251 17,005 11,860 10,381 Total economic interest expense * $806,470 $770,790 $664,525 $652,142 $528,164 Economic net interest income * $370,855 $323,698 $325,827 $349,343 $393,330   PAA cost (benefit) (7,306) (3,013) 19,148 (6,062) (11,923) Economic net interest income (excluding PAA) * $363,549 $320,685 $344,975 $343,281 $381,407 Components of Economic Net Interest Income * Unaudited, dollars in thousands ___________________ * Represents a non-GAAP financial measure. Economic Net Interest Income * 8

___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 GAAP net income (loss) ($8,833) $465,174 ($391,232) ($569,084) $161,187 Adjustments to exclude reported realized and unrealized (gains) losses: Net (gains) losses on investments and other (1) 568,874 994,120 (1,887,795) 2,710,208 1,316,837 Net (gains) losses on derivatives (2) (132,115) (1,046,995) 2,681,288 (1,732,753) (1,050,032) Other adjustments: Amortization of intangibles 673 673 673 2,384 758 Non-EAD (income) loss allocated to equity method investments (3) (523) 216 197 (140) 541 Transaction expenses and non-recurring items (4) 5,329 3,737 2,319 1,882 2,650  Income tax effect of non-EAD income (loss) items 10,016 (2,918) 1,484 9,444 12,364 TBA dollar roll income and CMBX coupon income (5) 486 1,375 1,720 (1,016) 1,734 MSR amortization (6) (56,100) (50,621) (48,358) (49,073) (41,297) EAD attributable to noncontrolling interests (3,362) (3,786) (4,014) (3,811) (3,344) Premium amortization adjustment cost (benefit) (7,306) (3,013) 19,148 (6,062) (11,923) Earnings available for distribution * 377,139 357,962 375,430 361,979 389,475 Dividends on preferred stock 37,158 37,061 37,181 36,854 35,766 Earnings available for distribution attributable to common stockholders * $339,981 $320,901 $338,249 $325,125 $353,709 9 Unaudited, dollars in thousands GAAP Net Income to Earnings Available for Distribution* Reconciliation EAD* Reconciliation

  For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Book value per common share, beginning of period $19.73 $19.44 $18.25 $20.73 $20.77   Net income (loss) available (related) to common stockholders (0.09) 0.85 (0.88) (1.21) 0.27   Other comprehensive income (loss) attributable to common stockholders 0.25 0.11 2.72 (0.63) 0.34   Common dividends declared (0.65) (0.65) (0.65) (0.65) (0.65)   Issuance / buyback of common stock / redemption of preferred stock 0.01 (0.02) — 0.01 — Book value per common share, end of period $19.25 $19.73 $19.44 $18.25 $20.73 Prior quarter net interest margin (0.03%) (0.25%) (0.20%) (0.15%) 0.09% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.22% 0.21% 0.19% 0.16% 0.17%   Net amortization of premiums 0.07% 0.12% (0.13%) 0.06% 0.14%   GAAP interest expense (0.02%) (0.11%) (0.11%) (0.27%) (0.55%) Current quarter net interest margin 0.24% (0.03%) (0.25%) (0.20%) (0.15%) Prior quarter net interest spread (0.52%) (0.82%) (0.78%) (0.73%) (0.56%) Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.22% 0.21% 0.19% 0.16% 0.17%   Net amortization of premiums 0.07% 0.12% (0.13%) 0.06% 0.14%   GAAP interest expense (0.03%) (0.03%) (0.10%) (0.27%) (0.48%) Current quarter net interest spread (0.26%) (0.52%) (0.82%) (0.78%) (0.73%) 10 Quarter-Over-Quarter Changes in Key Metrics Unaudited Book Value Rollforward Net Interest Margin Net Interest Spread

  For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Prior quarter net interest margin (excluding PAA) * 1.43% 1.58% 1.48% 1.66% 1.76% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances) 0.18% 0.24% 0.29% 0.31% 0.49%   Net amortization of premiums (excluding PAA) 0.05% 0.02% (0.01%) 0.07% 0.05%   TBA dollar roll income and CMBX coupon income 0.00% (0.01%) 0.02% (0.01%) (0.07%)   Economic interest expense (0.08%) (0.40%) (0.20%) (0.55%) (0.57%) Current quarter net interest margin (excluding PAA) * 1.58% 1.43% 1.58% 1.48% 1.66% Prior quarter net interest spread (excluding PAA) * 1.09% 1.22% 1.18% 1.45% 1.62% Quarter-over-quarter changes in contribution:   Coupon on average interest earning assets 0.22% 0.21% 0.19% 0.15% 0.17%   Net amortization of premiums (excluding PAA) 0.05% 0.02% (0.01%) 0.09% 0.09%   Economic interest expense (0.12%) (0.36%) (0.14%) (0.51%) (0.43%) Current quarter net interest spread (excluding PAA) * 1.24% 1.09% 1.22% 1.18% 1.45% 11 Quarter-Over-Quarter Changes in Key Metrics (cont'd) Unaudited ___________________ * Represents a non-GAAP financial measure. Net Interest Margin (excluding PAA)* Net Interest Spread (excluding PAA)*

  For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Prior quarter annualized GAAP return (loss) on average equity 16.29% (14.21%) (20.18%) 5.42% (28.84%) Quarter-over-quarter changes in contribution:   Coupon income 2.50% 1.41% 1.44% 4.18% 1.88%   Net amortization of premiums and accretion of discounts 0.55% 0.95% (0.97%) 0.35% 0.98%   GAAP interest expense (0.94%) (0.64%) (0.81%) (5.06%) (4.60%) Net servicing income 0.19% 0.43% 0.05% 0.60% (0.11%)   Net gains (losses) on investments and other 14.83% (103.65%) 165.02% (52.19%) (44.06%) Net gains (losses) on derivatives (33.10%) 131.85% (159.04%) 25.83% 80.55%   Loan loss (provision) reversal 0.00% 0.00% 0.00% 0.00% (0.01%)   Other (1) (0.63%) 0.15% 0.28% 0.69% (0.37%) Current quarter annualized GAAP return (loss) on average equity (0.31%) 16.29% (14.21%) (20.18%) 5.42% Prior quarter annualized EAD return on average equity * 12.63% 13.76% 12.96% 13.22% 14.82% Quarter-over-quarter changes in contribution:   Coupon income 2.50% 1.36% 1.42% 4.23% 1.90%   Net amortization of premiums (excluding PAA) 0.41% 0.15% (0.06%) 0.54% 0.57%   Economic interest expense (1.35%) (2.84%) (1.01%) (5.42%) (3.60%) Net servicing income 0.19% 0.43% 0.05% 0.61% (0.11%)   TBA dollar roll income and CMBX coupon income (0.03%) (0.01%) 0.10% (0.10%) (0.57%)   Other (2) (0.99%) (0.22%) 0.30% (0.12%) 0.21% Current quarter annualized EAD return on average equity * 13.36% 12.63% 13.76% 12.96% 13.22% 12 Unaudited Quarter-Over-Quarter Changes in Annualized Return on Average Equity ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Annualized GAAP Return (Loss) on Average Equity Annualized EAD Return on Average Equity*

___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Agency Fixed-Rate Securities (Pools) (1) Original Weighted Avg. Years to Maturity Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value 20 years $116,059 0.2% 3.37% 96.8% 91.6% 5.0% $106,365 >=30 years (2) 62,458,135 99.8% 4.86% 100.1% 96.8% 7.4% 60,445,034 Total/Weighted Avg. $62,574,194 100.0% 4.86% 100.1% 96.8% 7.4% $60,551,399                   Other Agency Securities Type Current Face Value % (3) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Multifamily $3,000,787 93.8% 4.68% 100.5% 99.0% —% $2,970,853 Adjustable-rate 199,478 6.2% 5.97% 108.9% 102.7% 10.1% 204,767 Total/Weighted Avg. $3,200,265 100.0% 4.76% 101.0% 99.2% 10.1% $3,175,620 Agency Interest-Only Collateralized Mortgage-Backed Obligations  Type Current Notional Value % (4)  Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Weighted Avg. 3-Month CPR Estimated Fair Value Interest-only $763,832 3.9% 3.48% 18.0% 16.2% 7.1% $123,791 Inverse interest-only 1,518,077 7.8% 0.64% 17.8% 9.9% 6.8% 149,765 Multifamily interest-only 17,154,420 88.3% 0.53% 2.4% 2.3% —% 390,330 Total/Weighted Avg. $19,436,329 100.0% 0.65% 4.2% 3.4% 6.9% $663,886                 13 Residential & Other Investments Overview as of June 30, 2024 Unaudited, dollars in thousands

Mortgage Servicing Rights Type  Unpaid Principal Balance Servicing Fee Weighted Avg. Note Rate Valuation Discount Rate Projected CPR Estimated Fair Value MSR held directly $191,655,011 0.26% 3.1% 145.3% 8.4% 5.5% $2,785,614 MSR of limited partnership interest (1) 2,454,172 34,233 Total/Weighted Avg. $194,109,183 0.26% 3.1% 145.3% 8.4% 5.5% $2,819,847               Residential Credit Portfolio  Sector Current Face / Notional Value % (2)  Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value   Estimated Fair Value Residential credit risk transfer $780,293 3.6% 9.81% 99.7% 107.5% $838,437 Alt-A 165,585 0.7% 7.07% 98.9% 94.8% 156,928 Prime 1,372,222 0.1% 4.05% 113.4% 121.9% 32,812 Subprime 295,067 1.1% 7.38% 89.5% 87.9% 259,366 NPL/RPL 1,114,675 4.8% 5.82% 99.9% 98.3% 1,096,168 Prime jumbo 10,046,140 0.7% 5.30% 153.7% 168.5% 157,585 Residential mortgage loans 21,482,560 89.0% 6.12% 100.2% 95.4% 20,495,040 Total/Weighted Avg. $35,256,542 100.0% 6.25% $23,036,336 Other Credit Products Type Current Face / Notional Value Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value CRE CLO $112,288 7.65% 100.1% 100.2% $112,552 14 Residential & Other Investments Overview as of June 30, 2024 (cont'd) Unaudited, dollars in thousands

Payment Structure   Investment Characteristics (1) Product Estimated Fair Value Senior Subordinate Coupon Credit Enhancement 60+ Delinquencies 3M VPR (2) Credit Risk Transfer $838,437 $— $838,437   9.81% 1.69% 0.81% 4.92% Alt-A 156,928 — 156,928   7.07% 9.34% 2.86% 12.34% Prime 32,812 20,653 12,159   4.05% 0.74% 2.45% 2.96% Subprime 259,366 65,321 194,045   7.38% 23.20% 11.02% 8.52% Re-Performing Loan Securitizations 708,262 403,469 304,793   5.81% 27.64% 15.99% 3.86% Non-Performing Loan Securitizations 387,906 341,407 46,499   5.84% 39.59% 60.06% 6.72% Prime Jumbo 157,585 87,771 69,814   5.30% 1.02% 0.45% 5.21% Total $2,541,296 $918,621 $1,622,675   7.31% 18.30% 15.98% 5.72% Bond Coupon Product ARM Fixed Floater Interest Only Estimated Fair Value Credit Risk Transfer $— $— $838,437 $— $838,437 Alt-A 1,242 155,686 — — 156,928 Prime — 18,573 — 14,239 32,812 Subprime — 238,662 20,622 82 259,366 Re-Performing Loan Securitizations — 708,262 — — 708,262 Non-Performing Loan Securitizations — 387,906 — — 387,906 Prime Jumbo — 49,563 20,251 87,771 157,585 Total $1,242 $1,558,652 $879,310 $102,092 $2,541,296 15 ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Residential Credit Securities Detail as of June 30, 2024 Unaudited, dollars in thousands

  Principal Balance Weighted Average Rate Days to Maturity(5)At Period End For the Quarter Repurchase agreements $60,787,994 5.59% 5.53% 36 Other secured financing 600,000 8.08% 8.07% 409 Debt issued by securitization vehicles 16,911,585 5.06% 5.05% 12,869 Participations issued 1,115,487 7.35% 6.97% 10,900 Total indebtedness $79,415,066 Maturity Current Notional (1)(2) Weighted Avg. Pay Rate Weighted Avg. Receive Rate Weighted Avg. Years to Maturity(3) 0 to 3 years $19,861,229 3.35% 5.33% 1.29 > 3 to 6 years 14,533,021 3.36% 5.30% 4.82 > 6 to 10 years 20,501,637 2.80% 5.28% 8.06 Greater than 10 years 1,559,384 3.47% 5.18% 23.75 Total / Weighted Avg. $56,455,271 3.13% 5.30% 5.28 Type Current Underlying Notional Weighted Avg. Underlying Fixed Rate Weighted Avg. Underlying Floating Rate Weighted Avg. Underlying Years to Maturity Weighted Avg. Months to Expiration Long Pay $1,250,000 2.21% SOFR 7.19 2.15 Long Receive $— —% SOFR — — Type Long Contracts Short Contracts Net Positions Weighted Avg. Years to Maturity 2-year swap equivalent SOFR contracts $2,790,000 $— $2,790,000 1.97 U.S. Treasury Positions - 2 year $— ($1,306,400) ($1,306,400) 1.97 U.S. Treasury Positions - 5 year $— $— $— — U.S. Treasury Positions - 10 year & greater $— ($8,054,500) ($8,054,500) 10.40 Total / Weighted Avg. $2,790,000 ($9,360,900) ($6,570,900) 7.56 Maturity   Principal Balance   Weighted Avg. Rate At Period End Within 30 days   $34,190,272   5.56% 30 to 59 days 17,821,775 5.51% 60 to 89 days   4,144,700   5.67% 90 to 119 days 858,510 6.22% Over 120 days(4)   4,372,737   6.26% Total / Weighted Avg.   $61,387,994   5.61% 16 ___________________ Detailed endnotes are included within the Appendix at the end of this presentation. Hedging & Liabilities as of June 30, 2024 Unaudited, dollars in thousands Interest Rate Swaps Interest Rate Swaptions U.S. Treasury Hedging Positions Repurchase Agreements and Other Secured Financing Total Indebtedness

Unaudited ▪ The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of June 30, 2024 and March 31, 2024 ▪ The interest rate sensitivity reflects instantaneous parallel shifts in rates ▪ The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk ▪ All tables assume no active management of the portfolio in response to rate or spread changes Interest Rate Sensitivity (1) Interest Rate Change (bps) As of June 30, 2024   As of March 31, 2024 Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3)   Estimated Percentage Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (75) (0.1%) (0.9%) (0.2%) (1.4%) (50)   —% —%   —% (0.3%) (25) —% 0.3% —% 0.2% 25   (0.1%) (0.8%)   (0.1%) (0.7%) 50 (0.2%) (2.0%) (0.2%) (1.9%) 75   (0.4%) (3.5%)   (0.4%) (3.4%) MBS Spread Sensitivity (1) MBS Spread Shock (bps) As of June 30, 2024   As of March 31, 2024 Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3)   Estimated Change in Portfolio Market Value (2) Estimated Change as a % of NAV (2)(3) (25) 1.3% 10.4% 1.3% 9.8% (15)   0.8% 6.2%   0.8% 5.9% (5) 0.3% 2.1% 0.3% 1.9% 5   (0.3%) (2.0%)   (0.2%) (1.9%) 15 (0.8%) (6.1%) (0.7%) (5.8%) 25   (1.3%) (10.1%)   (1.2%) (9.6%) 17 Quarter-Over-Quarter Interest Rate & MBS Spread Sensitivity Assumptions: ___________________ Detailed endnotes are included within the Appendix at the end of this presentation.

Appendix

6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 (unaudited) (unaudited) (unaudited) (unaudited) Assets Cash and cash equivalents $ 1,587,108 $ 1,665,370 $ 1,412,148 $ 1,241,122 $ 1,236,872 Securities 67,044,753 66,500,689 69,613,565 69,860,730 71,202,461 Loans, net 2,548,228 2,717,823 2,353,084 1,793,140 1,154,320 Mortgage servicing rights 2,785,614 2,651,279 2,122,196 2,234,813 2,018,896 Assets transferred or pledged to securitization vehicles 17,946,812 15,614,750 13,307,622 11,450,346 11,318,419 Derivative assets 187,868 203,799 162,557 549,833 457,119 Receivable for unsettled trades 320,659 941,366 2,710,224 1,047,566 787,442 Principal and interest receivable 917,130 867,348 1,222,705 1,158,648 944,537 Intangible assets, net 10,761 11,433 12,106 12,778 15,163 Other assets 319,644 309,689 311,029 299,447 195,248 Total assets $ 93,668,577 $ 91,483,546 $ 93,227,236 $ 89,648,423 $ 89,330,477 Liabilities and stockholders’ equity Liabilities Repurchase agreements $ 60,787,994 $ 58,975,232 $ 62,201,543 $ 64,693,821 $ 61,637,600 Other secured financing 600,000 600,000 500,000 500,000 500,000 Debt issued by securitization vehicles 15,831,915 13,690,967 11,600,338 9,983,847 9,789,282 Participations issued 1,144,821 1,161,323 1,103,835 788,442 492,307 U.S. Treasury securities sold, not yet purchased 1,974,602 2,077,404 2,132,751 — — Derivative liabilities 100,829 103,142 302,295 97,616 156,182 Payable for unsettled trades 1,096,271 2,556,798 3,249,389 2,214,319 4,331,315 Interest payable 369,106 350,405 287,937 198,084 140,620 Dividends payable 325,662 325,286 325,052 321,629 321,031 Other liabilities 174,473 146,876 179,005 173,608 74,795 Total liabilities 82,405,673 79,987,433 81,882,145 78,971,366 77,443,132 Stockholders’ equity Preferred stock, par value $0.01 per share (2) 1,536,569 1,536,569 1,536,569 1,536,569 1,536,569 Common stock, par value $0.01 per share (3) 5,010 5,004 5,001 4,948 4,939 Additional paid-in capital 23,694,663 23,673,687 23,672,391 23,572,996 23,550,346 Accumulated other comprehensive income (loss) (1,156,927) (1,281,918) (1,335,400) (2,694,776) (2,382,531) Accumulated deficit (12,898,191) (12,523,809) (12,622,768) (11,855,267) (10,933,044) Total stockholders’ equity 11,181,124 11,409,533 11,255,793 10,564,470 11,776,279 Noncontrolling interests 81,780 86,580 89,298 112,587 111,066 Total equity 11,262,904 11,496,113 11,345,091 10,677,057 11,887,345 Total liabilities and equity $ 93,668,577 $ 91,483,546 $ 93,227,236 $ 89,648,423 $ 89,330,477 (1) 19 Dollars in thousands, except per share data Consolidated Statements of Financial Condition ___________________ Detailed endnotes are included within the Appendix at the end of this presentation.

For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Net interest income Interest income $ 1,177,325 $ 1,094,488 $ 990,352 $ 1,001,485 $ 921,494 Interest expense 1,123,767 1,100,939 1,043,902 1,046,819 953,457 Net interest income 53,558 (6,451) (53,550) (45,334) (31,963) Net servicing income Servicing and related income 120,515 115,084 98,474 97,620 83,790 Servicing and related expense 12,617 12,216 11,219 9,623 8,930 Net servicing income 107,898 102,868 87,255 87,997 74,860 Other income (loss) Net gains (losses) on investments and other (568,745) (994,127) 1,894,744 (2,713,126) (1,308,948) Net gains (losses) on derivatives 430,487 1,377,144 (2,301,911) 2,127,430 1,475,325 Other, net 24,791 23,367 22,863 26,250 9,105 Total other income (loss) (113,467) 406,384 (384,304) (559,446) 175,482 General and administrative expenses Compensation expense 33,274 28,721 29,502 30,064 30,635 Other general and administrative expenses 11,617 9,849 9,399 9,845 12,280 Total general and administrative expenses 44,891 38,570 38,901 39,909 42,915 Income (loss) before income taxes 3,098 464,231 (389,500) (556,692) 175,464 Income taxes 11,931 (943) 1,732 12,392 14,277 Net income (loss) (8,833) 465,174 (391,232) (569,084) 161,187 Net income (loss) attributable to noncontrolling interests 650 2,282 12,511 (6,879) (5,846) Net income (loss) attributable to Annaly (9,483) 462,892 (403,743) (562,205) 167,033 Dividends on preferred stock 37,158 37,061 37,181 36,854 35,766 Net income (loss) available (related) to common stockholders $ (46,641) $ 425,831 $ (440,924) $ (599,059) $ 131,267 Net income (loss) per share available (related) to common stockholders Basic $ (0.09) $ 0.85 $ (0.88) $ (1.21) $ 0.27 Diluted $ (0.09) $ 0.85 $ (0.88) $ (1.21) $ 0.27 Weighted average number of common shares outstanding Basic 500,950,563 500,612,840 499,871,725 494,330,361 494,165,256 Diluted 500,950,563 501,182,043 499,871,725 494,330,361 494,358,982 Other comprehensive income (loss) Net income (loss) $ (8,833) $ 465,174 $ (391,232) $ (569,084) $ 161,187 Unrealized gains (losses) on available-for-sale securities (54,243) (281,869) 1,024,637 (825,286) (294,045) Reclassification adjustment for net (gains) losses included in net income (loss) 179,234 335,351 334,739 513,041 462,128 Other comprehensive income (loss) 124,991 53,482 1,359,376 (312,245) 168,083 Comprehensive income (loss) 116,158 518,656 968,144 (881,329) 329,270 Comprehensive income (loss) attributable to noncontrolling interests 650 2,282 12,511 (6,879) (5,846) Comprehensive income (loss) attributable to Annaly 115,508 516,374 955,633 (874,450) 335,116 Dividends on preferred stock 37,158 37,061 37,181 36,854 35,766 Comprehensive income (loss) attributable to common stockholders $ 78,350 $ 479,313 $ 918,452 $ (911,304) $ 299,350 20 Unaudited, dollars in thousands, except per share data Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands   For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Net gains (losses) on disposal of investments and other ($335,987) ($545,947) ($1,174,680) ($616,525) ($610,397) Net unrealized gains (losses) on instruments measured at fair value through earnings (232,758) (448,180) 3,069,424 (2,096,601) (698,551) Net gains (losses) on investments and other ($568,745) ($994,127) $1,894,744 ($2,713,126) ($1,308,948) Net interest component of interest rate swaps $298,372 $330,149 $379,377 $394,677 $425,293 Realized gains (losses) on termination or maturity of interest rate swaps 18,721 (21,237) 6,498 16,416 48,148 Unrealized gains (losses) on interest rate swaps 97,484 900,902 (2,176,607) 1,475,547 841,702 Net gains (losses) on other derivatives 15,910 167,330 (511,179) 240,790 160,182 Net gains (losses) on derivatives $430,487 $1,377,144 ($2,301,911) $2,127,430 $1,475,325 21 Income Statement Gains (Losses) Detail Other Income Statement Details

To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non- GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended June 30, 2024, March  31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, is provided on page 9 of this supplemental information. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long- term CPR. 22 Non-GAAP Reconciliations

Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest- only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense, the net interest component of interest rate swaps (which includes net interest on variation margin related to interest rate swaps) and net interest on initial margin related to interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business. 23 Non-GAAP Reconciliations (cont'd)

  For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Economic leverage ratio reconciliation Repurchase agreements $60,787,994 $58,975,232 $62,201,543 $64,693,821 $61,637,600 Other secured financing 600,000 600,000 500,000 500,000 500,000 Debt issued by securitization vehicles 15,831,915 13,690,967 11,600,338 9,983,847 9,789,282 Participations issued 1,144,821 1,161,323 1,103,835 788,442 492,307 U.S. Treasury securities sold, not yet purchased 1,974,602 2,077,404 2,132,751 — — Total GAAP debt $80,339,332 $76,504,926 $77,538,467 $75,966,110 $72,419,189 Less non-recourse debt: Debt issued by securitization vehicles ($15,831,915) ($13,690,967) ($11,600,338) ($9,983,847) ($9,789,282) Participations issued (1,144,821) (1,161,323) (1,103,835) (788,442) (492,307) Total recourse debt $63,362,596 $61,652,636 $64,834,294 $65,193,821 $62,137,600 Plus / (Less): Cost basis of TBA and CMBX derivatives $1,639,941 $1,136,788 ($555,221) $1,965,117 $3,625,443 Payable for unsettled trades 1,096,271 2,556,798 3,249,389 2,214,319 4,331,315 Receivable for unsettled trades (320,659) (941,366) (2,710,224) (1,047,566) (787,442) Economic debt * $65,778,149 $64,404,856 $64,818,238 $68,325,691 $69,306,916 Total equity $11,262,904 $11,496,113 $11,345,091 $10,677,057 $11,887,345 Economic leverage ratio * 5.8x 5.6x 5.7x 6.4x 5.8x 24 Non-GAAP Reconciliations (cont'd) ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands

  For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Economic capital ratio reconciliation Total GAAP assets $93,668,577 $91,483,546 $93,227,236 $89,648,423 $89,330,477 Less: Gross unrealized gains on TBA derivatives (1) (14,641) (7,220) (20,689) (7,232) (21,460) Debt issued by securitization vehicles (15,831,915) (13,690,967) (11,600,338) (9,983,847) (9,789,282) Plus: Implied market value of TBA derivatives 1,652,389 1,133,305 (573,602) 1,925,614 3,627,716 Total economic assets * $79,474,410 $78,918,664 $81,032,607 $81,582,958 $83,147,451 Total equity $11,262,904 $11,496,113 $11,345,091 $10,677,057 $11,887,345 Economic capital ratio *(2) 14.2% 14.6% 14.0% 13.1% 14.3% Premium Amortization Reconciliation Premium amortization expense $10,437 $26,732 $51,247 $24,272 $33,105 Less:   PAA cost (benefit) (7,306) (3,013) 19,148 (6,062) (11,923) Premium amortization expense (excluding PAA) $17,743 $29,745 $32,099 $30,334 $45,028 Interest Income (excluding PAA) Reconciliation GAAP interest income $1,177,325 $1,094,488 $990,352 $1,001,485 $921,494   PAA cost (benefit) (7,306) (3,013) 19,148 (6,062) (11,923) Interest income (excluding PAA) * $1,170,019 $1,091,475 $1,009,500 $995,423 $909,571 Economic Interest Expense Reconciliation GAAP interest expense $1,123,767 $1,100,939 $1,043,902 $1,046,819 $953,457 Add:   Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps(3) (317,297) (330,149) (379,377) (394,677) (425,293) Economic interest expense * $806,470 $770,790 $664,525 $652,142 $528,164 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $1,170,019 $1,091,475 $1,009,500 $995,423 $909,571 Less: Economic interest expense * 806,470 770,790 664,525 652,142 528,164 Economic net interest income (excluding PAA) * $363,549 $320,685 $344,975 $343,281 $381,407 25 Non-GAAP Reconciliations (cont'd) ___________________ * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. Unaudited, dollars in thousands

___________________ * Represents a non-GAAP financial measure.   For the quarters ended 6/30/2024 3/31/2024 12/31/2023 9/30/2023 6/30/2023 Economic Metrics (excluding PAA) Average interest earning assets $91,008,934 $89,738,726 $87,020,120 $89,300,922 $86,254,955 Interest income (excluding PAA) * $1,170,019 $1,091,475 $1,009,500 $995,423 $909,571 Average yield on interest earning assets (excluding PAA) * 5.14% 4.87% 4.64% 4.46% 4.22% Average interest bearing liabilities $81,901,233 $80,682,111 $76,010,247 $77,780,989 $75,424,564 Economic interest expense * $806,470 $770,790 $664,525 $652,142 $528,164 Average economic cost of interest bearing liabilities * 3.90% 3.78% 3.42% 3.28% 2.77% Economic net interest income (excluding PAA)* $363,549 $320,685 $344,975 $343,281 $381,407 Net interest spread (excluding PAA) * 1.24% 1.09% 1.22% 1.18% 1.45% Interest income (excluding PAA) * $1,170,019 $1,091,475 $1,009,500 $995,423 $909,571 TBA dollar roll income and CMBX coupon income 486 1,375 1,720 (1,016) 1,734 Economic interest expense * (806,470) (770,790) (664,525) (652,142) (528,164) Subtotal $364,035 $322,060 $346,695 $342,265 $383,141 Average interest earning assets $91,008,934 $89,738,726 $87,020,120 $89,300,922 $86,254,955 Average TBA contract and CMBX balances, implied cost basis 998,990 149,590 829,571 2,960,081 6,303,202 Subtotal $92,007,924 $89,888,316 $87,849,691 $92,261,003 $92,558,157 Net interest margin (excluding PAA) * 1.58% 1.43% 1.58% 1.48% 1.66% 26 Non-GAAP Reconciliations (cont'd) Unaudited, dollars in thousands

Page 3 (1) Net of dividends on preferred stock. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (0.08%) and 4.07% for the quarters ended June 30, 2024 and March 31, 2024, respectively. (3) GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. (4) GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. (5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. (6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). (7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Page 5 (1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (2) Utilizes an actual/360 factor. (3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. (4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions), futures and U.S. Treasury securities sold, not yet purchased, at fair value relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. 27 Endnotes Page 6 (1) Economic interest expense is comprised of GAAP interest expense, the net interest component of interest rate swaps, and, beginning with the quarter ended June 30, 2024, net interest on initial margin related to interest rate swaps, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). Prior period results have not been adjusted in accordance with this change as the impact is not material. Net interest on variation margin related to interest rate swaps was previously and is currently included in the Net interest component of interest rate swaps in the Company’s Consolidated Statement of Comprehensive Income (Loss) for all periods presented. (2) Net of dividends on preferred stock. Page 7 (1) Includes dividend equivalents on share-based awards. (2) Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (0.08%), 4.07%, (3.55%), (5.04%) and 1.35% for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively. Page 8 (1) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). Page 9 (1) Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statement of Comprehensive Income (Loss). (2) The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $298.4 million, $330.1 million, $379.4 million, $394.7 million and $425.3 million for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively. (3) The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). (4) All quarters presented include costs incurred in connection with securitizations of residential whole loans. (5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $0.0 million, $0.0 million, $0.0 million, $0.0 million and $0.5 million for the quarters ended June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively. (6) MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period.

Page 12 (1) Includes other, net, general and administrative expenses and income taxes. (2) Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 (1) Excludes TBA contracts with a notional value of $1.7 billion. (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $76.9 million. (3) Weighted by current face value. (4) Weighted by current notional value. Page 14 (1) Included in Other assets in the Company’s Consolidated Statements of Financial Condition. (2) Weighted by estimated fair value. Page 15 (1) Investment characteristics exclude the impact of interest-only securities. (2) Represents the 3 month voluntary prepayment rate. Page 16 (1) Current notional is presented net of receiver swaps. (2) As of June 30, 2024, 6% and 94% of the Company's interest rate swaps were linked the Federal funds rate and the Secured Overnight Financing Rate, respectively. (3) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. (4) Approximately 1% of the total repurchase agreements and other secured financing have a remaining maturity over one year. (5) Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. Page 19 (1) Derived from the audited consolidated financial statements at December 31, 2023. (2) 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to- Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. (3) Includes 1,468,250,000 shares authorized. Includes 501,018,415 shares issued and outstanding at June 30, 2024, 500,440,023 shares issued and outstanding at March 31, 2024, 500,080,287 shares issued and outstanding at December 31, 2023, 494,814,038 shares issued and outstanding at September 30, 2023 and 493,893,288 shares issued and outstanding at June 30, 2023. Page 25 (1) Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. (2) Economic capital ratio is computed as total equity divided by total economic assets. (3) Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). 28 Endnotes (cont'd)